Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT is entered into as of August 4, 2009 by and among PennyMac Mortgage Investment Trust, a Maryland real estate investment trust (the “Trust”), Stanford L. Kurland, David A. Spector, BlackRock Holdco 2, Inc., a Delaware corporation (“BlackRock”), Highfields Capital Investments LLC, a Delaware limited liability company (“Highfields”), and Private National Mortgage Acceptance Company, LLC, a Delaware limited liability company (“PNMAC”).  For purposes of this Agreement, each of Stanford L. Kurland, David A. Spector, BlackRock, Highfields and PNMAC shall be referred to individually as a “Purchaser” and collectively as the “Purchasers”).

WHEREAS, the Trust and each Purchaser are parties to a Share Purchase Agreement, dated as of July 29, 2009 (the “Share Purchase Agreement”), pursuant to which concurrently with the Trust’s proposed initial public offering (the “IPO”), the Trust agreed to issue in a private placement to each Purchaser and each Purchaser agreed, severally and not jointly, to purchase a number of common shares of beneficial interest, par value $0.01 per share (the “Common Shares”), equal to the product of (x) the number of Common Shares sold to the public in the IPO, excluding any Common Shares that may be sold pursuant to the exercise of the overallotment option applicable to the IPO, multiplied by (y) the percentage set forth opposite such Purchaser’s name on Schedule A thereto (the “Private Placement Common Shares”); and

WHEREAS, the Trust and each Purchaser desire to enter into this Agreement to provide each Purchaser and its permitted transferees with certain registration rights described herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                         Definitions.  The following capitalized terms used herein have the following meanings:

“Affiliate” means (i) any Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such other Person, (2) any executive officer or general partner of such other Person and (3) any legal entity for which such Person acts as executive officer or general partner, and “control” for these purposes means the direct or indirect power to direct or cause the direction of the management and policies of another Person, whether by operation of law or regulation, through ownership of securities, as trustee or executor or in any other manner.

“Agreement” means this Registration Rights Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“BlackRock” is defined in the preamble to this Agreement.

“Board” means the board of trustees of the Trust.

“Business Day” means any day, other than a Saturday or Sunday or a day on which commercial banks in New York, New York are authorized or required by law to close.

“Commission” means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act or the Exchange Act.

“Common Shares” is defined in the recitals to this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Highfields” is defined in the preamble to this Agreement.

“Holder” means (i) each Purchaser in his, her or its capacity as a holder of record of Registrable Securities, as reflected on Schedule 1 hereto, and (ii) any direct or indirect transferee of such Registrable Securities from such Purchaser.  For purposes of this Agreement, the Trust may deem and treat the registered holder of Registrable Securities as the Holder and absolute owner thereof, unless notified to the contrary in writing by the registered Holder thereof.

“Indemnified Party” is defined in Section 5.3.

“Indemnifying Party” is defined in Section 5.3.

“Inspectors” is defined in Section 4.1.8.

“IPO” is defined in the recitals to this Agreement.

“Losses” is defined in Section 5.1.

“Majority-in-Interest” means holders of more than 50% of the Registrable Securities.

“Maximum Threshold” is defined in Section 2.1.2.

“Person” means an individual or a real estate investment trust, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association (including any group, organization, co-tenancy, plan, board, council or committee), government (including a country, state, county, or any other governmental or political subdivision, agency or instrumentality thereof) or other entity (or series thereof).

“Piggy-Back Registration” is defined in Section 2.3.1.

“PNMAC” is defined in the preamble to this Agreement.

“Private Placement Common Shares” is defined in the recitals to this Agreement.

“Pro Rata Adjusted” is defined in Section 2.1.2.

“Prospectus” means the prospectus or prospectuses included in any Registration Statement (including without limitation, any “free writing prospectus” (as defined in Rule 405 under the Securities Act) and any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act and any term sheet filed pursuant to Rule 434 under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus or prospectuses.

“Purchaser” and “Purchasers” are defined in the preamble to this Agreement.

“Records” is defined in Section 4.1.8.

“Registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and such registration statement becoming effective.

“Registrable Securities” means at any time the Private Placement Common Shares (with the initial amount of Private Placement Common Shares held by each Holder set forth opposite such Holder’s name on Schedule 1 hereto), together with any class of shares of beneficial interest of the Trust or a successor to the entire business of the Trust which may be issued in exchange for such Private Placement Common Shares or with respect to any dividend on such Private Placement Common Shares.  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities on the earliest to occur of:  (a) the date on which a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) the date on which such securities shall have ceased to be outstanding; and (c) the date on which the Registrable Securities have been sold and all transfer restrictions and restrictive legends with respect to such Registrable Securities are removed upon the consummation of such sale and the seller and purchaser of such Registrable Securities receive an opinion of counsel for the Trust, which shall be in form and content reasonably satisfactory to the seller and purchaser and their respective counsel, to the effect that such Registrable Securities in the hands of the purchaser are freely transferable without restriction or registration under the Securities Act in any public or private transaction.

“Registration Statement” means any registration statement filed by the Trust with the Commission in compliance with the Securities Act (including the Resale Shelf Registration Statement or any Registration Statement filed in connection with a Piggy-Back Registration) for a public offering and sale of Common Shares or other securities of the Trust, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such Registration Statement (other than a registration statement (a) on Form S-4 or Form S-8, or their successors, (b) covering only securities proposed to be issued in exchange for securities or assets of another entity, (c) for an exchange offer or offering of securities solely to the Trust’s existing shareholders, (d) for an offering of debt that is convertible into equity securities of the Trust or (e) for a dividend reinvestment plan).

“Resale Shelf Registration” is defined in Section 2.1.1.

“Resale Shelf Registration Statement” is defined in Section 2.1.1.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Share Purchase Agreement” is defined in the recitals to this Agreement.

“Trust” is defined in the preamble to this Agreement.

“underwritten offering” means a Registration in which securities of the Trust are sold to one or more underwriters for reoffering to the public.

2.                         Registration Rights.

2.1.                             Shelf Registration.

2.1.1                            Shelf Registration Requirement.  The Trust shall prepare and file, at its own expense, not later than the 30th day prior to the expiration of the lockup period described in the Share Purchase Agreement, a “shelf” registration statement with respect to the resale of all Registrable Securities (“Resale Shelf Registration”) by the Holders on an appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor thereof (the “Resale Shelf Registration Statement”) and permitting registration of such Registrable Securities for resale by such Holders in accordance with the methods of distribution elected by the Holders pursuant to the questionnaire referred to in Section 2.1.3 below and set forth in the Resale Shelf Registration Statement. The Trust may include in such registration additional securities of the class of Registrable Securities to be registered thereunder, including securities to be sold for the Trust’s own account or the account of Persons who are not Holders of Registrable Securities.  The Trust shall use its reasonable best efforts to cause the Resale Shelf Registration Statement to be declared effective by the Commission within 150 days after the filing thereof (if it is not an automatic shelf registration statement), and, subject to Section 2.2, to keep such Resale Shelf Registration Statement continuously effective for a period ending when all Private Placement Common Shares covered by the Resale Shelf Registration Statement are no longer Registrable Securities, including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the Resale Registration Statement or the related Prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Resale Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Trust for such Resale Registration Statement or by the Securities Act, the Exchange Act, any state securities or blue sky laws or any rules and regulations thereunder.

2.1.2                            Underwritten Offering; Reduction of Offering.  Each Holder of the Registrable Securities shall have the right to request that an underwritten offering be effected off the Resale Shelf Registration at any time, subject to Section 2.2.  All Holders proposing to participate in such underwriting shall (i) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting by a Majority-in-Interest of the Registrable Securities included in such offering, which underwriter(s) shall be reasonably acceptable to the Trust and (ii) complete and execute all questionnaires, powers-of-attorney, indemnities, opinions and other documents required under the terms of such underwriting agreement.  Notwithstanding the foregoing, in no event shall the Trust be obligated to effect more than two (2) underwritten offerings hereunder in any single six-month period.  If the managing underwriter(s) for an underwritten offering advises the Trust and the Holders in writing that the dollar amount or number of Registrable Securities which the Holders desire to sell, taken together with all other Common Shares or other securities which the Trust desires to sell and the Common Shares or other securities, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other shareholders of the Trust who desire to sell or otherwise, exceeds the maximum dollar amount or maximum number of securities that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Threshold”), then the Trust shall include in such registration:  (a) first, the Registrable Securities (pro rata in accordance with the number of Registrable Securities which such Holders have requested be included in such underwritten offering, regardless of the number of Registrable Securities or other securities held by each such Person (such proportion is referred to herein as “Pro Rata Adjusted”)) that can be sold without exceeding the Maximum Threshold; (b) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (a), the Common Shares or other securities that the Trust desires to sell that can be sold without exceeding the Maximum Threshold; (c) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (a) and (b), the Common Shares or other securities for the account of other Persons that the Trust is obligated to register pursuant to written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Threshold; and (d) fourth, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (a), (b) and (c), the Common Shares that other shareholders desire to sell that can be sold without exceeding the Maximum Threshold to the extent that the Trust, in its sole discretion, wishes to permit such sales pursuant to this clause (d).

A request for an underwritten offering may be withdrawn by a Majority-in-Interest of the Registrable Shares included in such offering prior to the consummation thereof, and, in such event, such withdrawal shall not be treated as a request for an underwritten offering which shall have been effected pursuant to the immediately preceding paragraph.

2.1.3                            Inclusion in Resale Shelf Registration.  The Trust shall give written notice to all Holders at least 20 Business Days prior to the anticipated filing date of the Resale Shelf Registration Statement, which notice shall include a questionnaire seeking information from the Holders deemed necessary or advisable by the Trust or its counsel in order to file the Resale Shelf Registration Statement. At the time the Resale Shelf Registration Statement is declared effective (or becomes effective, if the Registration Statement is an automatic shelf registration statement), each Holder that has delivered to the Trust a duly completed and executed questionnaire on or prior to the date which is ten Business Days prior to such time of effectiveness shall be named as a selling shareholder in the Resale Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law. Subject to the terms and conditions hereof, after effectiveness of the Resale Shelf Registration Statement, the Trust shall file a supplement to such Prospectus or amendment to the Resale Shelf Registration

Statement upon request of any Holder as necessary to name as selling shareholders therein any Holders that provide to the Trust duly completed and executed questionnaires and shall use commercially reasonable efforts to cause any post-effective amendment to such Resale Shelf Registration Statement filed for such purpose to be declared effective (if it is not an automatic shelf registration statement) by the Commission as promptly as reasonably practicable after the filing thereof.

2.1.4                            Continued Effectiveness.  The Trust shall prepare and file such additional Registration Statements as necessary every three years (or such other period of time as may be required to maintain continuously effective shelf registration statements) and use its reasonable best efforts to cause such Registration Statements to be declared effective by the Commission (if it is not an automatic shelf registration statement) so that a shelf registration statement remains continuously effective, subject to Section 2.2, with respect to resales of Registrable Securities as and for the periods required under Section 2.1.1, each such subsequent Registration Statement to constitute a Resale Shelf Registration Statement hereunder.

2.2.                             Suspension of Use of Registration Statement.

2.2.1                            Upon prior written notice to the Holders, the Trust may suspend the use of a Resale Shelf Registration Statement pursuant to Section 2.1 on up to two occasions during any period of twelve consecutive months for a reasonable time specified in the notice but not exceeding 90 days in the aggregate during any such twelve month period (which period may not be extended or renewed), if (i) the Board determines in good faith that permitting sales under the Registration Statement would materially and adversely affect an offering of securities of the Trust; (ii) a Piggy-Back Registration (defined below) in which Holders were able to participate was completed within the prior 90 days; or (iii) the Trust is in possession of material non-public information and the Board determines in good faith that the disclosure of such information during the period specified in such notice would not be in the best interests of the Trust.

2.2.2                            If all reports required to be filed by the Trust pursuant to the Exchange Act have not been filed by the required date taking into account any permissible extension, upon written notice thereof by the Trust to the Holders, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to any Registration Statement or to require the Trust to take action with respect to the registration or sale of any Registrable Securities pursuant to any Registration Statement shall be suspended until the date on which the Trust has filed such reports, and the Trust shall notify the Holders in writing as promptly as practicable when such suspension is no longer required.

2.3.                             Piggy-Back Registration.

2.3.1                            Piggy-Back Rights.  At any time after August 4, 2012 (the third anniversary of the closing of the transactions under the Share Purchase Agreement), if the Trust proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities by the Trust for its own account or for shareholders of the Trust for their account and the registration form to be used may be used for any registration of Registrable Securities or if the Trust proposes to conduct an offering at any time after August 4, 2012 using any such Registration Statement filed prior to August 4, 2012 for its own account or for shareholders of the Trust, then the Trust shall (a) give written notice of such proposed filing and/or offering to the Holders of Registrable Securities as soon as practicable but in no event less than ten Business Days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing underwriter(s), if any, of the offering, and (b) offer to the Holders of Registrable Securities in such notice the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five Business Days following receipt of such notice (a “Piggy-Back Registration”).  If at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Trust shall determine for any reason not to register or to delay registration of such securities, the Trust may, at its election, give written notice of such determination to each Holder of Registrable Securities and, (x) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (y) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.  The Trust shall cause such Registrable Securities to be included in such registration and shall use its reasonable best efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Trust and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof.  All Holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an underwriter(s) shall enter into an underwriting agreement in reasonable and customary form with the underwriter(s) selected for such Piggy-Back Registration and (ii) complete and execute all questionnaires, powers-of-attorney, indemnities, opinions and other documents reasonably required under the terms of such underwriting agreement.  No registration effected under this Section 2.3 shall relieve the Trust of its obligations to effect a Resale Shelf Registration required by Section 2.1.

2.3.2                            Reduction of Offering.  If the managing underwriter(s) for a Piggy-Back Registration that is to be an underwritten offering advises the Trust and the Holders of Registrable Securities that in their opinion the dollar amount or number of Common Shares or other securities which the Trust desires to sell, taken together with Common Shares or other securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with third parties, the Registrable Securities as to which registration has been requested under this Section 2.3, and the Common Shares or other securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other shareholders of the Trust, exceeds the Maximum Threshold, then the Trust shall include in any such registration:

(a)                                             If the registration is undertaken for the Trust’s account:  (i) first, the Common Shares or other securities that the Trust desires to sell that can be sold without exceeding the Maximum Threshold; (ii) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (i), the Common Shares or other securities, if any, comprised of Registrable Securities as to which registration has been requested pursuant to the terms hereof, Pro Rata Adjusted, that can be sold without exceeding the Maximum Threshold; and (iii) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (i) and (ii), the Common Shares or other securities for the account of other Persons that the Trust is obligated to register pursuant to written contractual piggy-back registration rights with such Persons and that can be sold without exceeding the Maximum Threshold; and

(b)                                            If the registration is a “demand” registration undertaken at the demand of one or more parties other than the Trust, (i) first, the Common Shares or other securities for the account of such demanding parties that can be sold without exceeding the Maximum Threshold; (ii) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (i), the Common Shares or other securities that the Trust desires to sell that can be sold without exceeding the Maximum Threshold; (iii) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (i) and (ii), the Common Shares or other securities, if any, comprised of Registrable Securities as to which registration has been requested pursuant to the terms hereof, Pro Rata Adjusted, that can be sold without exceeding the Maximum Threshold; and (iv) fourth, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (i), (ii) and (iii), the Common Shares or other securities, if any, for the account of other Persons that the Trust is obligated to register pursuant to written contractual piggy-back registration rights with such Persons that can be sold without exceeding the Maximum Threshold.

2.3.3                            Withdrawal.  Any Holder of Registrable Securities may elect to withdraw such Holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Trust of such request to withdraw prior to the effectiveness of the Registration Statement or filing of a Prospectus naming such Holder as a selling shareholder, as applicable.  The Trust (whether on its own determination or as the result of a withdrawal by Persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of the Registration Statement without thereby incurring any liability to the Holders of Registrable Securities.  Notwithstanding any such withdrawal, the Trust shall pay all expenses incurred by the Holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 4.3.

3.                         Restrictions on Public Sale by the Trust.

If requested by the lead underwriter(s) in any underwritten offering, the Trust agrees not to effect any public sale or distribution (other than, in the case of the Trust, in connection with (a) any merger, acquisition or similar transaction that involves the public offering of securities, (b) public sales or distributions solely by and for the account of the Trust of securities issued pursuant to any employee benefit or similar plan, including employee stock and stock option plans or, (c) any dividend reinvestment plan), of any securities during the period commencing on the date the Trust receives a request for an underwritten offering from any Holder and continuing until 90 days after the commencement of an underwritten offering (or for such shorter period as the lead underwriter(s) shall request) unless earlier terminated by the lead underwriter(s) in such underwritten offering.

4.                         Registration Procedures.

4.1.                             Filings.  In connection with the filing of any Registration Statement as provided in this Agreement, the paragraphs below shall be applicable:

4.1.1                            Filing Registration Statement.  The Trust shall (a) as expeditiously as reasonably possible prepare and file with the Commission a Registration Statement on any form for which the Trust then qualifies or which counsel for the Trust shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, which shall comply as to form with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, (b) use its reasonable best efforts to cause such Registration Statement to be declared (if it is not an automatic shelf registration statement) and remain effective for the period required by Section 4.1.3, (c) not take any action that would cause a Registration Statement to contain a material misstatement or omission or to be not effective and usable for resale of Registrable Securities during the period that such Registration Statement is required to be effective and usable, (d) use its reasonable best efforts to cause each Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement, amendment or supplement to comply in all material respects with any requirements of the Securities Act and the rules and regulations of the SEC and (e) cause such Registration Statement and the related Prospectus and any amendment or supplement thereto not to contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading during the period that such Registration Statement is required to be effective and usable.

4.1.2                            Copies.  The Trust shall, upon request, prior to filing a Registration Statement or Prospectus in respect of Registrable Securities, or any amendment or supplement thereto, furnish without charge to the Holders of Registrable Securities included in such registration, any underwriter and such Holders’ or underwriter’s legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents as the Holders of Registrable Securities included in such Registration, underwriter or legal counsel for any such Holders or underwriter may reasonably request.  Following the filing of such Registration Statement, the Trust shall furnish to the Holders of Registrable Securities included in such registration (in each case in an electronic format, unless otherwise required by applicable law), without charge, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents as the Holders of Registrable Securities included in such Registration, underwriter or legal counsel for any such Holders or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders.  Each Holder of Registrable Securities included in the Registration Statement shall have the right to request in writing that the Trust modify any information contained in such Registration Statement, amendment and supplement thereto pertaining solely to such Holder or which such counsel to Holder may reasonably request in order to ensure that the Registration Statement complies with the Securities Act and the rules and regulations promulgated thereunder and the Trust shall use its reasonable best efforts to comply with such request; provided, however, that the Trust shall not have any obligation to so modify any information if the Trust reasonably expects that so doing would cause the Prospectus to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

4.1.3                            Amendments and Supplements.  The Trust shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn.

4.1.4                            Notification.  After the filing of a Registration Statement, the Trust shall promptly, and in no event more than three Business Days after such filing, notify the Holders of Registrable Securities included in such Registration Statement of such filing, and shall further promptly notify such Holders of the occurrence, and in no event more than three Business Days after such occurrence of any of the following and, if requested by any Holder, confirm such advice in writing:  (a) when such Registration Statement becomes effective; (b) when any post-effective amendment to such Registration Statement becomes effective; (c) the issuance by the Commission of any stop order (and the Trust shall take all reasonable actions required to prevent the entry of such stop order or to remove it if entered); and (d) any request by the Commission for any amendment or supplement to such Registration Statement or any Prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the Holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or Prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Trust shall furnish to the Holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such Holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such Holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Trust shall not file any Registration Statement or Prospectus or amendment or supplement thereto, including documents incorporated by reference, to which such Holders or their legal counsel shall reasonably object.  The Trust shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness or qualification of a Registration Statement or suspending or preventing the use of any related Prospectus at the earliest possible time.

4.1.5                            State Securities Laws Compliance.  The Trust shall use its reasonable best efforts to (a) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request and (b) take such action as reasonably necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Trust and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Trust shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, consent to general service of process in any such jurisdiction or subject itself to taxation in any such jurisdiction.

4.1.6                            Agreements for Disposition.  The Trust shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.  Such Holders of Registrable Securities shall agree to such representations, warranties, covenants and indemnification and contribution obligations for selling shareholders as are customarily contained in agreements of that type used by the underwriters.

4.1.7                            Cooperation.  (a) The chief executive officer of the Trust, the chief financial officer of the Trust and all other officers and members of the management of the Trust, including applicable officers and employees of PNMAC Capital Management, LLC, the external manager of the Trust, shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with underwriters, attorneys, accountants and potential purchasers, including without limitation, participation in any roadshow for an underwritten offering.

(b)                                            The Trust shall, upon request, furnish to the lead underwriter of an underwritten offering of Registrable Securities, if any, without charge, at least one signed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits; and furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested) and shall cooperate with the selling Holders of Registrable Securities and the lead underwriter of an underwritten offering of Registrable Securities, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as the selling Holders or the lead underwriter of an underwritten offering of Registrable Securities, if any, may reasonably request at least three business days prior to any sale of Registrable Securities.

4.1.8                            Records.  The Trust shall make available for inspection by the Holders of Registrable Securities included in such Registration Statement, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by any Holder of Registrable Securities included in such Registration Statement or any underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Trust (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Trust’s officers, trustees and employees to supply all information reasonably requested by any of them in connection with such Registration Statement.  Records which the Trust determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction.  Each Holder of Registrable Securities included in such Registration Statement agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Trust unless and until such is made generally available to the public.  Each Holder of Registrable Securities included in such Registration Statement further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Trust and allow the Trust, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

4.1.9                            Opinions and Comfort Letters.  If an underwritten offering is effected off the Resale Shelf Registration Statement, or if a Registration Statement in respect of Registrable Securities includes an underwritten offering, the Trust shall furnish (a) any opinion of counsel to the Trust delivered to any underwriter and (b) any comfort letter from the Trust’s independent public accountants delivered to any underwriter, each in the form reasonably requested by counsel to such underwriter and shall furnish to each Holder of Registrable Securities included in such Registration Statement a signed counterpart, addressed to such Holder, of any such opinion of counsel or comfort letter.

4.1.10                      Earnings Statement.  The Trust shall make available to its shareholders, as soon as practicable but not more than 12 months after the effective date of the Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

4.1.11                      Listing.  To the extent any Registrable Securities are not then listed on an exchange, the Trust shall use its commercially reasonable efforts to cause all Registrable Securities included in any Registration Statement to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Trust are then listed or designated.

4.2.                             Obligation to Suspend Distribution.  Upon receipt of any notice from the Trust of the happening of any event of the kind described in Section 4.1.4(d), each Holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder receives the supplemented or amended Prospectus contemplated by Section 4.1.4(d) and, if so directed by the Trust, each such Holder will destroy all copies, other than permanent file copies then in such Holder’s possession, of the most recent Prospectus covering such Registrable Securities at the time of receipt of such notice.

4.3.                             Registration Expenses.  The Trust shall pay the following costs and expenses incurred in connection with (a) any Resale Shelf Registration pursuant to Section 2.1 and (b) any

Piggy-Back Registration pursuant to Section 2.3, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation:  (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 4.1.11; (v) Financial Industry Regulatory Authority, Inc. fees; (vi) fees and disbursements of counsel for the Trust and fees and expenses for independent public accountants retained by the Trust (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 4.1.9); (vii) the fees and expenses of any special experts retained by the Trust in connection with such Registration; and (viii) the reasonable fees and expenses of one legal counsel selected by the holders of a Majority-in-Interest of the Registrable Securities included in such Registration.  The Trust shall have no obligation to pay any other costs or expenses in the course of the transaction contemplated hereby, including underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the Holders thereof, which underwriting discounts or selling commissions shall be borne by such Holders.

The Trust shall have the right to exclude any Holder that does not comply with the preceding sentence from the applicable Registration.

The obligation of the Trust to bear the expenses described in this Section 4.3 shall apply irrespective of whether a registration becomes effective, is withdrawn or suspended, is converted to another form of registration and irrespective of when any of the foregoing shall occur.

4.4.                             Information.  In connection with the filing of any Registration Statement covering Registrable Securities, the Holders of Registrable Securities shall provide such information as may reasonably be requested by the Trust in connection with the preparation of any Registration Statement in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the Trust’s obligation to comply with federal and applicable state securities laws.  If a Holder fails to provide such information after reasonably requested, the Trust may omit such Holder’s Registrable Securities from such Registration Statement.

5.                         Indemnification and Contribution.

5.1.                             Indemnification by the Trust.  The Trust agrees to indemnify and hold harmless to the fullest extent permitted by law each Holder of Registrable Securities, and each of their respective officers, employees, Affiliates, trustees, directors, partners, members, attorneys and agents, and each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) such Holder of Registrable Securities from and against any expenses, losses, judgments, claims, damages or liabilities (“Losses”) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, Prospectus (including any preliminary Prospectus), or any amendment thereof or supplement thereto, or arising out of or based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in the light of the circumstances under which they were made, not misleading; provided, however, that the Trust will not be liable in any such case to any Holder to the extent that any such Loss arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, Prospectus, or any such amendment thereof or supplement thereto, in reliance upon and in conformity with information furnished to the Trust, in writing, by such Holder expressly for use therein.

5.2.                             Indemnification by Holders of Registrable Securities.  In connection with any Registration Statement in which a Holder is participating and as a condition to such participation, each Holder of Registrable Securities agrees, severally and not jointly, to indemnify and hold harmless to the fullest extent permitted by law the Trust, and each of its officers, employees, Affiliates, trustees and agents, and each Person who controls the Trust within the meaning of the Securities Act and each underwriter (if any), and each Person, if any, who controls such underwriter within the meaning of the Securities Act, against any Losses, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, Prospectus (including any preliminary Prospectus), or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statement therein, in the case of the Prospectus in the light of the circumstances under which they were made, not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Trust by such Holder expressly for use therein.  Each Holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of gross proceeds actually received by such Holder from sales of Registrable Securities giving rise to such obligations.

Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Trust or any Indemnified Party and shall survive the transfer of such securities by any Holder.

5.3.                             Conduct of Indemnification Proceedings.  Promptly after receipt by any Person of any notice of any Loss or any action in respect of which indemnity may be sought pursuant to Section 5.1 or 5.2, such Person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other Person for indemnification hereunder, notify such other Person (the “Indemnifying Party”) in writing of the Loss or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually and materially prejudiced by such failure.  If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel reasonably satisfactory to the Indemnified Party.  After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants or if such Indemnified Party or parties determines in good faith that a conflict of interest exists and that therefore it is advisable for such Indemnified Party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it or them which are different from or in addition to those available to the Indemnifying Party, then the Indemnifying Party or parties shall not be entitled to assume such defense and the Indemnified Party or parties shall be entitled to separate counsel at the Indemnifying Party’s or parties’ expense.  If an Indemnifying Party or parties is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the Indemnifying Party or parties will pay the reasonable fees and expenses of counsel for the Indemnified Party or parties (limited in each jurisdiction to one counsel for all underwriters and another counsel for all other Indemnified Parties under this Agreement).  The Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel, which firm shall be designated in writing by those Indemnified Parties who sold a majority of the Registrable Shares sold by all such Indemnified Parties) to represent the Indemnified Party or parties and their respective controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party or parties against the Indemnifying Party or parties, with the fees and expenses of such counsel to be paid by such Indemnifying Party.  No Indemnifying Party shall, without the prior written consent of any Indemnified Party or parties, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party or parties are or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding and does not include any statement of admission of fault, culpability or failure to act by or on behalf of such Indemnified Party.

5.4.                             Contribution.

5.4.1                            If the indemnification provided for in this Section 5 is unavailable to any Indemnified Party or insufficient to hold it harmless in respect of any Loss referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party or parties, shall contribute to the amount paid or payable by such Indemnified Party or parties as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such Loss, as well as any other relevant equitable considerations.  The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

5.4.2                            The parties agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 5.4.1.

5.4.3                            The amount paid or payable by an Indemnifying Party as a result of any Loss shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 5.4, no Holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount by which the gross proceeds actually received by such Holder from the sale of Registrable Securities exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

5.4.4                            The indemnity and contribution agreements contained in this Section 5 are in addition to any liability which the Indemnifying Parties may otherwise have to the Indemnified Parties hereunder, under applicable law or at equity.

6.                         Underwriting and Distribution.

6.1.                             Rule 144.  At such times as the Trust is obligated to file reports in compliance with either Section 13 or 15(d) of the Exchange Act, the Trust covenants that it shall file any reports required to be filed by it under the Securities Act or the Exchange Act and shall take such further action as the Holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holders to sell Registrable Securities (subject to any contractual obligation of such Holders to the contrary) without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rules may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission.  Upon the request of any Holder, the Trust will deliver to such Holder a written statement as to whether it has complied with such requirements.

7.                         Miscellaneous.

7.1.                             Assignment; No Third Party Beneficiaries.  This Agreement and the rights, duties and obligations of the Trust hereunder may not be assigned or delegated by the Trust in whole or in part.  This Agreement and the rights, duties and obligations of the Holders of Registrable Securities hereunder may be freely assigned or delegated by such Holder of Registrable Securities in conjunction with and to the extent of any transfer of Registrable Securities held by any such Holder (subject to any contractual obligation of such Holders to the contrary).  This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective permitted successors and assigns; provided, however, that no such transfer or assignment shall be binding upon or obligate the Trust to any such assignee unless and until the Trust shall have received written notice of such transfer or assignment as herein provided and a written agreement of the assignee to be bound by the provisions of this Agreement.  This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Article 5 and this Section 7.1.

7.2.                             Notices. All notices, demands, requests, consents, approvals or other communications required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable overnight courier service with charges prepaid, or transmitted by hand delivery, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice.  Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telex or facsimile; provided, however, that if such service or transmission is not on a Business Day or is after normal business hours, then such notice shall be deemed given on the next Business Day.  Notice otherwise sent as provided herein shall be deemed given on the next Business Day following timely delivery of such notice to a reputable overnight courier service with an order for next-day delivery.

To the Trust:

PennyMac Mortgage Investment Trust
27001 Agoura Road, Third Floor
Calabasas, California 91301
Facsimile:	(818) 337-2138
Attention:	Chief Legal Officer

with a copy (which shall not constitute notice) to:

Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
Facsimile:	(212) 839-5599
Attention:	Edward J. Fine
J. Gerard Cummins

To a Holder, at the address set forth under such Holder’s name on Schedule 1 hereto.

7.3.                             Severability.  This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof.  Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

7.4.                             Counterparts.  This Agreement may be executed by facsimile and in multiple counterparts, and all of which taken together shall constitute one and the same instrument.

7.5.                             Entire Agreement.  This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions among the parties, whether oral or written.

7.6.                             Modifications and Amendments.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Trust has obtained the written consent of a Majority-In-Interest of Registrable Securities outstanding at such time.

7.7.                             Titles and Headings.  Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

7.8.                             Waivers and Extensions.  Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided, that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement.  Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred.  Any waiver may be conditional.  No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained.  No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

7.9.                             Remedies Cumulative.  In the event that the Trust fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, each Holder of Registrable Securities may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond.  None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

7.10.                       Waiver of Trial by Jury.  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF ANY HOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

7.11.                       Governing Law; Jurisdiction.  This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York.  Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the State of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.  Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 7.2 shall be deemed effective service of process on such party.

7.12.                       Other Registration Rights.  Should the Trust grant any new registration rights to any other Person, or amend or modify the registration rights of any Person in such a way to make such registration rights more favorable to one Person than to another Person, the registration rights granted under this Agreement shall be automatically amended so as to be not less favorable to any Holder than those granted to such other Person; provided, however, that this provision shall under no circumstances require the registration of any Registrable Securities prior to the time contemplated by this Agreement.

7.13.                       Specific Performance.  The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform in any material respect any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

7.14.                       Expenses.  Except as otherwise provided for herein or otherwise agreed to in writing by the parties, all costs and expenses incurred in connection with the preparation of this Agreement shall be paid by the Trust.

7.15.                       Holdback Agreement.  In connection with an underwritten primary or secondary offering to the public, each Holder of Registrable Securities agrees, subject to any exceptions that may be agreed upon at the time of such offering, not to sell or otherwise transfer or dispose of any Registrable Securities (or other securities) of the Trust held by them (other than Registrable Securities included in such offering in accordance with the terms hereof) for a period equal to the lesser of 45 days following the effective date of a Registration Statement of the Trust filed under the Securities Act or such shorter period as the managing underwriter(s) shall agree to; provided, that such Holder owns more than 10% of the outstanding Common Shares of the Trust and all other shareholders who own more than 10% of the outstanding Common Shares of the Trust and all officers and trustees of the Trust enter into similar agreements.  Such agreement shall be in writing in form reasonably satisfactory to the Trust and the managing underwriter.  The Trust may impose stop-transfer instructions with respect to the Registrable Securities (or other securities of the Trust) subject to the foregoing restriction until the end of said period.

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IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

PENNYMAC MORTGAGE INVESTMENT TRUST

By:	/s/ Jeff Grogin
Name: Jeff Grogin
Title: Chief Legal Officer and Secretary

/s/ Stanford L. Kurland
Stanford L. Kurland

/s/ David A. Spector
David A. Spector

BLACKROCK HOLDCO 2, INC.

By:	/s/ Mark Wiedman
Name: Mark Wiedman
Title: Managing Director

HIGHFIELDS CAPITAL INVESTMENTS LLC

By:	/s/ Joseph Mazzella
Name: Joseph Mazzella
Title: General Counsel

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC

By:	/s/ Jeff Grogin
Name: Jeff Grogin
Title: Secretary

[Agreement Signature Page]